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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 12, 2005

                                MERCK & CO., INC.
               (Exact Name of Registrant as Specified in Charter)

        NEW JERSEY                NO. 001-3305          NO. 22-1109110
-------------------------      -----------------     ------------------------
     (State or Other              (Commission           (IRS Employer
     Jurisdiction of               File Number)        Identification No.)
      Incorporation)

               ONE MERCK DRIVE
                 P.O. BOX 100                                   08889
        WHITEHOUSE STATION, NEW JERSEY                     --------------
 ----------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: 908-423-1000

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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS.

On January 12, 2005, Merck & Co., Inc. commenced a new Medium-Term Notes program which provides for the future sale from time to time of up to $3,817,795,000 Medium-Term Notes, Series F.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            The following documents are filed as Exhibits to this report:

            1. Distribution Agreement, dated January 12, 2005, among Merck & Co., Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as Agents.

            4.A   Form of Fixed Rate Note.

            4.B   Form of Floating Rate Note.
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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MERCK & CO., INC.

                                By:  /s/ Debra A. Bollwage
                                   ________________________________
                                Name:  Debra A. Bollwage
                                Title: Senior Assistant Secretary

Date: January 13, 2005

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                                  EXHIBIT INDEX

            1. Distribution Agreement, dated January 12, 2005, among Merck & Co., Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as Agents.

            4.A   Form of Fixed Rate Note.

            4.B   Form of Floating Rate Note.

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